Exhibit 99.1

December 2007

Safe Harbor

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This presentation includes “forward looking statements. ” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions that indicate future events and trends. Although we believe that the expectations reflected in these forward -looking statements are reasonable, these expectations may not prove to be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United States Securities and Exchange Commission (“SEC”) . All subsequent written and oral forward -looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included our SEC filings. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset architecture, achieve market acceptance for our services, develop our network and generate technological innovations.

The forward -looking statements in this presentation are made only as of the date of this presentation. We undertake no obligation to update or revise the forward -looking statements, whether as a result of new information, future events or otherwise.

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TerreStar Overview

➢	TerreStar Corporation
Publicly traded parent company (NASDAQ: “TSTR”)
-	TerreStar Networks (“TSN”) ownership is approximately 86%
-	TerreStar Global ownership is approximately 86%
-	Beneficially owns 44.4 million shares of SkyTerra

➢	TerreStar Networks plans to develop, build and operate an all IP-based integrated satellite and ancillary terrestrial component (“ATC”) mobile communications network

  TSN has rights to use 20 MHz of ATC eligible MSS S-band spectrum

  The network will provide seamless, ubiquitous mobile communication services throughout the U.S. and Canada

  TerreStar Canada Ownership is approximately 47%

➢	TSN plans to address growing government, enterprise and consumer demand for wireless mobile voice and data services
Focus on government’s need for reliable emergency communications system Market the services on a wholesale basis as a “carrier’s carrier”

➢

TerreStar Global, an 86% owned subsidiary of TerreStar Corporation, plans to develop and operate an all IP-based integrated satellite and Complementary Ground Component (“CGC”) mobile communications network in Europe

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Corporate Structure

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TerreStar Networks Strategy

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TerreStar Networks Strategy: Path to Success

➢	Secure The License

“Smart” Build

FCC Milestones

➢	De-Risk the Business

Management

Technology

Partners & Suppliers

➢	Prudent Capital Plan

➢	Pre-Subscribe the Service

➢	Broaden Exit/Partner Opportunities

➢	Leverage TerreStar Brand Internationally

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TerreStar Networks Key Highlights

20 MHz of Spectrum	ATC eligible S-band spectrum in the 2 GHz range in U.S. and Canada Adjacent to PCS spectrum used by national wireless carriers Significant underlying value based on recent FCC AWS Auction 66
Advanced Network & Technology	All IP-enabled next generation network Seamlessly integrated satellite and terrestrial system Prioritization of service capability in case of disaster or emergencies Universal chipsetTM architecture
Strong Strategic Relationships

  Cooperative Research and Development Agreement with U.S. federal government in place

  Vendor relationships for construction and launch of satellite, buildout of ground segment, and development of universal chipsetTM architecture

Large Market Opportunity

  High demand for wireless services – $163B¹ revenue opportunity by 2010

  Governments’ heightened focus on public safety and Homeland Security

  Enterprises expanding wireless applications to improve operations

Scalable Business Model	Wholesale / “carrier’s carrier” operating strategy Buildout in several key markets based on customer demand

1 Based on IDC Research, March 2006

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Agreement with the Federal Government

•  Cooperative Research and Development Agreement (“CRADA”) between U.S.
   Defense Information Systems Agency (“DISA”) and TerreStar concerning
   TerreStar’s North American Emergency Response Communications Network

DISA-07-001
October 6, 2006

• CRADA positions TerreStar as a collaborator with the federal government regarding a variety of public safety and defense users

• TSN believes the CRADA could provide benefit to the government in the following ways:

-	Ensure continuity of communications in event of disaster
-	Provide backup platform for command and control of federal, state and local officials

“As a result of this CRADA, DISA expects an expanded resource base of interoperable commercial equipment.

     Both Collaborators expect this CRADA will yield substantial progress, via information exchanges between DISA and TerreStar, to eventually develop products that will mutually benefit the Government and the collaborator. ”

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Commercial & Enterprise Opportunities

➢	Existing and Incumbent Wireline & Wireless Opportunities
  Metro Expansions

-	Strategic Business Agreement with Simply Wireless
  No-gap, Ubiquitous Global Roaming
  Rural Communications, serving the underserved
  MVNO

-	Joint Development and Marketing Agreement with telSPACE

➢	Opportunities with Existing Wireless Operators
  Substantial Additional Services through Increased Spectrum
  Modernize and Enhance Capabilities through and all IP network
  Overall Business Opportunity Expansion through Satellite

➢	Full Business Partnerships for new entrant
  Telematics & Machine-to-Machine Business Models
  Quad-Play Strategies
  Internet & DBS models

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Building a 4G All-IP Ecosystem

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Industry Leading Partners and Suppliers

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Significant Development Progress

TerreStar Networks Strategy
➢  Securing License
➢  De-Risking Business
➢  Pre-Subscribing Service
➢  Broadening Exit/Partner Opportunities

Assets & Capabilities

  Most powerful two-way commercial communications geostationary satellite

  Beam coverage: United States, Canada, Puerto Rico, Hawaii and Alaska

  Capable of generating approximately 500 simultaneous spot beams

  TerreStar-2 (spare) underway

  2 satellite Gateways

  ATC global IP license portfolio

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Advanced Technology, Diverse Devices;
Unified by the Universal Chipset

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Finance

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Balance Sheet Summary

($ millions)
September 30,2007
Cash and Cash Equivalents	$198
Escrow for TerreStar-1 construction	3
Total Cash	$201

Senior Secured PIK notes due 2014	500
Accrued Interest	48
Total Debt	$548

Preferred Equity	409
Common Equity	254
Total Stockholders' Equity	$663

Total Capitalization	$1,211

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Operating and Capital Expenses

$ millions		Oct - Sept 2008
Capital Expenditure Contractual Commitments:		$323
-	Satellites – TerreStar 1 and 2
-	Satellite Launch
-	ATC Network
-	Handset/Chipset Development
Launch Insurance		35-50
Operating Expenses (3Q Annualized)		125
Total		$483-$498

Near-Term Capital Resources	➢ Parent liquidity from SKYT shares ➢ Vendor financing capacity ➢ Potential equity/debt offerings
Network Buildout	➢ Estimated $40-60M per market for buildout of ATC network ➢ Initial strategy is to launch in several key markets

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Attractive Spectrum Position

  Two contiguous and cleared 10 MHz blocks in 2 GHz MSS S-band
  All ATC-eligible
  Ubiquitous coverage in U.S. and Canada
  Adjacent to PCS and AWS operators
  Significant underlying value

Mobile Wireless Spectrum Frequencies (MHz)

TSN’s spectrum is equivalent in nature to AWS and PCS spectrum The satellite network and universal chipsetTM are incremental components to the MSS/ATC architecture

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Substantial Underlying Spectrum Value

AWS Auction 66 Transactions ($/MHz POP)

Other Recent PCS Transactions ($/MHz POP)

➢ Implied spectrum value of over $4 billion² based on AWS-Auction 66 REAG market values ➢ 700 MHz Auction: Expected to commence in January 2008

Source: Wall Street Research

1 Based on FCC determined value of $4.8 billion. Assumes 290 million US POPs

2 Based on $0.65/MHz POP of average D, E, and F Auction 66 REAG values, 330 million POPs, and 20 MHz of spectrum

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Key Highlights

20 MHz of Spectrum	ATC eligible S-band spectrum in the 2 GHz range in U.S. and Canada Adjacent to PCS spectrum used by national wireless carriers Significant underlying value based on recent FCC AWS Auction 66
Advanced Network & Technology	All IP-enabled next generation network Seamlessly integrated satellite and terrestrial system Prioritization of service capability in case of disaster or emergencies Universal chipsetTM architecture
Strong Strategic Relationships
  Cooperative Research and Development Agreement with U.S. federal government in place
  Vendor relationships for construction and launch of satellite, buildout of ground segment, and development of universal chipsetTM architecture

Large Market Opportunity
  High demand for wireless services – $163B¹ revenue opportunity by 2010
  Governments’ heightened focus on public safety and Homeland Security
  Enterprises expanding wireless applications to improve operations

Scalable Business Model	Wholesale / “carrier’s carrier” operating strategy Buildout in several key markets based on customer demand
 1 Based on IDC Research, March 2006

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